Bank borrowings	12 Months Ended
Mar. 31, 2023
Bank borrowings
Bank borrowings
Bank borrowings
20.
Bank borrowings

Bank borrowings are analyzed as follows:

	As of March 31,
	2022	2023
	RMB	RMB
	(in millions)
Current portion:
Short-term other borrowings (i)	8,841	7,466
Non-current portion:
US$4.0 billion syndicated loan denominated in US$ (ii)	25,331	27,393
Long-term other borrowings (iii)	12,913	24,630
	38,244	52,023

(i)
As of March 31, 2022 and 2023, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged interest rates ranging from 0.6% to 12.5% and 1.6% to 12.5% per annum, respectively. As of March 31, 2022 and 2023, the weighted average interest rate of these borrowings was 2.8% and 2.7% per annum, respectively. The borrowings are primarily denominated in RMB.
(ii)
As of March 31, 2022 and 2023, the Company had a US$4.0 billion syndicated loan, which was initially entered into with a group of eight lead arrangers. The loan was priced at 85 basis points over LIBOR with maturity in May 2024. Certain related floating interest payments are hedged by certain interest rate swap contracts entered into by the Company. The proceeds of the loan were used for general corporate and working capital purposes (including acquisitions). In May 2023, the loan terms were modified such that the interest rate of the loan was adjusted to 80 basis points over Secured Overnight Financing Rate (“SOFR”) with a credit adjustment spread and the maturity of the loan was extended to May 2028 in July 2023.
(iii)
As of March 31, 2022 and 2023, the Company had long-term borrowings from banks with weighted average interest rates of 4.1% and 3.8% per annum, respectively. The borrowings are primarily denominated in RMB.

Certain other bank borrowings are collateralized by a pledge of certain buildings and property improvements, construction in progress and land use rights in the PRC with carrying values of RMB19,617 million and RMB23,767 million, as of March 31, 2022 and 2023, respectively. As of March 31, 2023, the Company is in compliance with all covenants in relation to bank borrowings.

In April 2017, the Company obtained a revolving credit facility provided by certain financial institutions for an amount of US$5.15 billion, which has not yet been drawn down. The interest rate on any outstanding utilized amount under this credit facility was calculated based on LIBOR plus 95 basis points. This facility is reserved for general corporate and working capital purposes (including acquisitions). In June 2021, the terms of this credit facility were amended and the amount of the credit facility was increased to US$6.5 billion. The expiration date of the credit facility was extended to June 2026. Under the terms of the amended credit facility, the interest rate on any outstanding utilized amount will be calculated based on LIBOR plus 80 basis points. In May 2023, the interest rate was adjusted to SOFR with a credit adjustment spread plus 80 basis points.

As of March 31, 2023, the borrowings will be due according to the following schedule:

Principal amounts
RMB
(in millions)
Within 1 year	7,466
Between 1 to 2 years	30,057
Between 2 to 3 years	4,787
Between 3 to 4 years	2,570
Between 4 to 5 years	4,490
Beyond 5 years	10,159
59,529